CINTEL COPR.

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Cintel Corp. (the Company) on Form 10-QSB for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Sang Don Kim, Principal Executive Officer of the
Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Sang Dom Kim
---------------------------------------
Sang Don Kim
Principal Executive Officer
May 22, 2004

     A signed original of this written statement required by Section 906 has been provided to Cintel Corp., Inc. and will be retained by Cintel Corp. and furnished to the Securities and Exchange Commission or its staff upon request.